UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2011

YUHE INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-34512	87-0569467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Hailong Street
Hanting District, Weifang, Shandong Province
The People’s Republic of China
(Address of principal executive offices, including zip code)

(86) 536 736 3688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On June 20, 2011, the audit committee of Yuhe International, Inc. (the “Company”) received a letter from Child, Van Wagoner & Bradshaw, PLLC (“CVWB”), the Company’s independent registered public accounting firm, dated June 17, 2011 stating that the client-auditor relationship between the Company and CVWB has ceased due to the Company’s management’s misrepresentation and failure to disclose material facts surrounding certain acquisition transactions and off-balance sheet related party transactions. The Company’s board of directors has accepted the decision of CVWB.

The report of CVWB on the Company’s consolidated financial statements for the year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2010, and the subsequent interim period through March 31, 2011, there were no disagreements between the Company and CVWB on any of the matters described in Item 304(a)(1)(iv) of Regulation S-K.

There have been no other “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided CVWB with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Form 8-K”). The Company has requested that CVWB furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein. On June 23, 2011, the Company received a letter from CVWB stating that it is in agreement with the statements regarding CVWB contained in this Form 8-K.

The Company has authorized CVWB to respond fully to the inquiries of any successor independent registered public accounting firm concerning the reportable event.

A copy of CVWB’s letter dated June 17, 2011 is filed as Exhibit 16.1 hereto, and a copy of CVWB’s letter dated June 23, 2011 is filed as Exhibit 16.3.

Item 4.02	Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On June 20, 2011, the audit committee of the Company received a letter from CVWB dated June 17, 2011 stating that its auditor’s report on the financial statements of the Company for the year ended December 31, 2010 contained in the Form 10-K filed with the SEC on March 31, 2011 should no longer be relied upon and must no longer be associated with the financial statements due to the Company’s management’s misrepresentation and failure to disclose material facts surrounding certain acquisition transactions and off-balance sheet related party transactions.

CVWB had no discussions with the Company’s board of directors, audit committee or any authorized officers with respect to non-reliance on its auditor’s report on the financial statements of the Company for the year ended December 31, 2010. The Company’s audit committee determined on June 23, 2011 that, as a result of the letter from CVWB, the auditor’s report on the financial statements of the Company for the year ended December 31, 2010 contained in the Form 10-K filed with the SEC on March 31, 2011 should no longer be relied upon.

The Company has provided CVWB with a copy of the disclosures it is making in this Form 8-K. The Company has requested that CVWB furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. On June 23, 2011, the Company received a letter from CVWB stating that it is in agreement with the statements regarding CVWB contained in this Form 8-K.

A copy of CVWB’s letter dated June 17, 2011 is attached as Exhibit 16.2 to this Form 8-K, and a copy of CVWB’s letter dated June 23, 2011 is filed as Exhibit 16.3.

Item 8.01	Other Events

On June 17, 2011, the Company held a special conference call with investors explaining additional information relating to its transaction with Weifang Dajiang Corporation in 2009. A transcript of the conference call is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibits	Description

Exhibit 16.1	Letter from Child Van Wagoner & Bradshaw, PLLC, dated June 17, 2011
Exhibit 16.2	Letter from Child Van Wagoner & Bradshaw, PLLC, dated June 17, 2011
Exhibit 16.3	Letter from Child Van Wagoner & Bradshaw, PLLC, dated June 23, 2011
Exhibit 99.1	Transcript of the special conference call of Yuhe International, Inc., dated June 17, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yuhe International, Inc.

Date: June 23, 2011	By: /s/ Gang Hu
Gang Hu
Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

Exhibit 16.1	Letter from Child Van Wagoner & Bradshaw, PLLC, dated June 17, 2011
Exhibit 16.2	Letter from Child Van Wagoner & Bradshaw, PLLC, dated June 17, 2011
Exhibit 16.3	Letter from Child Van Wagoner & Bradshaw, PLLC, dated June 23, 2011
Exhibit 99.1	Transcript of the special conference call of Yuhe International, Inc., dated June 17, 2011